EXHIBIT 99.7

Wells Fargo Bank, N.A. Loan File to Data Tape Compare

Item 4. Description of the due diligence performed

Provide a description of the scope and manner of the due diligence services provided in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description:

(1)	the type of assets that were reviewed;

☒ Residential Loan Files

☐ Commercial Loan Files

☐ Asset Backed Loan Files:

☐ Aircraft Loans

☐ Auto Loans

☐ Commercial Loans

☐ Leases

☐ Life Insurance

☐ Lottery Winnings

☐ Mortgage – Including Timeshare

☐ Recreational Loans

☐ Small Business Loans

☐ Structured Settlements

☐ Student Loans

☐ Subsidiary Payments

☐ Taxi Medallions

☐ Unsecured Collateral

(2)	the sample size of the assets reviewed;
a.	456 loan files were reviewed as of the date of this Form 15E.
(3)	how the sample size was determined and, if applicable, computed;
a.	Not applicable. There was no sampling as all loan files received as of the date of this Form 15E were reviewed.
(4)	whether the quality or integrity of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted;
a.	The entity identified under Item 2 above delivered or caused to be delivered loan files to Wells Fargo Bank, N.A., as custodian (the “Custodian”) for loans intended for inclusion in a rated securitization transaction referred to as

AGATEBAY MORTGAGE TRUST 2015-7. The entity identified in Item 2 above also delivered data to the Custodian to be reviewed against the loan documents in the loan files. The Custodian loaded the data to a system of record and reviewed the documents in each loan file against the data. An exception report of discrepancies was provided to the entity identified in Item 2 above and is attached as Item 5.

(5)	whether the origination of the assets conformed to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted;
a.	The Custodian was not engaged to, and therefore did not, review underwriting or credit extension guidelines.
(6)	whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted;
a.	The Custodian was not engaged to, and therefore did not, review the value of the collateral securing the assets.
(7)	whether the compliance of the originator of the assets with federal, state and local laws and regulations was reviewed and, if so, how the review was conducted; and
a.	The Custodian was not engaged to, and therefore did not, review the compliance by the originator of the assets with federal, state and local laws.
(8)	any other type of review conducted with respect to the assets.

a.	The Custodian did not conduct any review other than set forth above which would constitute due diligence services for purposes of this Form.

Item 5. Summary of findings and conclusions of review

Provide a summary of the findings and conclusions that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in Item 2. This description should be attached to the Form and contain the heading “Item 5.”

Item 5

AGATE BAY MORTGAGE TRUST 2015-7

Document Description	Exception Description	Exception Count
Title Policy	Loan Reference Missing/Incorrect	1
Title Policy	Mortgagor Name(s) does not agree with Schedule	1
	Total	2

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